

# Janney's Healthcare 1x1 Corporate Access Day

June 27, 2013

# Forward Looking Statements

**This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:**

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
- The ability of PDL's licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be undersecured and unable to recuperate our capital expenditures in the transaction;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency rates;
- Positive or negative results in PDL's attempt to acquire income generating assets;
- The outcome of pending litigation or disputes, including PDL's current dispute with Genentech related to ex-U.S. sales of Genentech licensed products; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

**Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.**

# Key Information

| | |
|---|---|
| *Ticker* | PDLI (NASDAQ) |
| *Location* | Incline Village, Nevada |
| *Employees* | Less than 10 |
| *2012 Revenues* | $375 million |
| *2012 Expenses* | $25 million |
| *2013 Regular Dividends (Pay Date)* | $0.15 /share paid on March 12 and June 12, and to be paid on September 12 and December 12 |
| *2013 Regular Dividends (Record Date)* | March 5, June 5, September 5, and December 5 |
| *Q1-2013 Cash Position*[1] | $187 million |
| *Shares O/S*[2] | ~ 140 million |
| *Average Daily Volume* | ~ 1.8 million shares |

1. As of March 31, 2013; 2. Not fully diluted



# Overview of PDL BioPharma



# Antibody Humanization Technology



- Antibodies are naturally produced by humans to fight foreign substances, such as bacteria and viruses
- In the 1980's, scientists began creating antibodies in non-human immune systems, such as those of mice, that could target specific sites on cells to fight various human diseases
- However, mouse derived antibodies are recognized by the human body as foreign substances and may be rejected by the human immune system
- PDL's technology allows for the "humanization" of mouse derived antibodies by moving the important binding regions from the mouse antibody onto a human framework
- PDL's humanization technology is important because the humanized antibodies retain the binding and activity levels from the original mouse antibody
- PDL's technology has been incorporated into antibodies to treat cancer, eye diseases, arthritis, multiple sclerosis and other health conditions with aggregate annual sales of over $20 billion

PDL BioPharma

# Mission

- **Queen et al. Patents**
  - Manage patent portfolio
  - Manage license agreements
- **Optimize return for shareholders**
- **Obtain new income generating assets**
  - Assets that improve shareholder return
  - Preferably backed by commercial stage products
  - Drug or medical devices with differentiated profile
  - Indifferent as to therapeutic field

# Corporate Governance

## Management

**John McLaughlin**
President & CEO

**Christopher Stone**
VP, General Counsel & Secretary

**Peter Garcia**
VP & Chief Financial Officer

**Danny Hart**
Deputy General Counsel

## Board of Directors

**Jody Lindell**

**John McLaughlin**

**Paul Sandman**

**Harold E. Selick**
Lead Director

**Fred Frank**
Special Advisor to Board



# Licensed Products and Royalty Revenue



# Approved Licensed Products: Overview

| Product | Licensee | 2012 WW Sales | Approved Indications |
|---|---|---|---|
| AVASTIN bevacizumab | Genentech (US) and Roche (ex-US) | $6.2 billion | Metastatic colorectal cancer<br>Advanced non-small cell lung cancer<br>Renal cancer<br>Metastatic HER2 – breast cancer<br>Glioblastoma<br>Ovarian cancer |
| Herceptin trastuzumab | Genentech (US) and Roche (ex-US) | $6.3 billion | Metastatic HER2+ breast cancer<br>Metastatic HER2+ stomach cancer |
| LUCENTIS RANIBIZUMAB INJECTION | Genentech (US) and Novartis (ex-US) | $3.99 billion | Wet age-related macular degeneration (AMD)<br>Macular edema or swelling following retinal vein occlusion<br>Diabetic macular edema |
| Xolair Omalizumab | Genentech (US) and Novartis (ex-US) | $1.3 billion | Moderate to severe persistent allergic asthma<br>First approved therapy designed to target the antibody IgE, a key underlying cause of the symptoms of allergy related asthma |
| TYSABRI (natalizumab) | Biogen Idec | $1.6 billion | Multiple Sclerosis (MS) in adult patients with relapsing forms of the disease<br>Crohn's disease in adult patients with moderate-to-severe forms of the disease who have had an inadequate response to or are unable to tolerate conventional therapies |
| ACTEMRA tocilizumab | Roche and Chugai | $0.9 billion | Moderate to severe rheumatoid arthritis (RA), including patients who have had an inadequate response to one or more DMARDS |
| PERJETA pertuzumab | Genentech (US) and Roche (ex-US) | $60 million (approved on June 8, 2012) | Previously untreated HER2+ metastatic breast cancer |
| Kadcyla | Genentech (US) and Roche (ex-US) | Approved on February 22, 2013 | Second line metastatic HER2+ breast cancer<br>First line in patients with metastatic HER2+ breast cancer with disease recurrence within 6 months of adjuvant treatment |

Roche sales assumes 1.07403 CHF/USD

# How Long Will PDL Receive Royalties from Queen et al. Patents?

- **PDL's revenues consist of royalties generated on sales of licensed products**
  - Sold in a patented jurisdiction before the expiration of the Queen et al. patents in mid-2013 through end of 2014

    or

    Made prior to the expiration of the Queen et al. patents in a patented jurisdiction and sold anytime thereafter


Example of Antibody Bulk Manufacturing Schedule
Cell Culture
3 mos
1mo
1mo
Purification to Concentrated Bulk/Frozen
Quality Release Testing
Bulk Frozen Storage
2-18 months
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos


Example of Antibody Formulation, Fill and Finish Schedule
Thaw, Formulation & Vial Filling
½ month
Quality Release
1 month
Packaging & Quality
½ month
Inventory
2-3 months

PDL BioPharma

# Queen et al. Patents - Royalty Rates

- **Tysabri and Actemra**
  - Flat, low single-digit royalty
- **Genentech Products (Avastin, Herceptin, Lucentis,[1] Xolair, Perjeta and Kadcyla)**
  - Tiered royalties on product made or sold in US
  - Flat, 3% royalty on product made and sold outside US
  - Blended global royalty rate on Genentech Products in 2012 was 1.8%
  - Blended royalty rate on Genentech Products in 2012 made or sold in US was 1.4%

| Genentech Product Made or Sold in U.S. | |
|---|---|
| Net Sales up to $1.5 Billion | *3.0%* |
| Net Sales Between $1.5 Billion and $2.5 Billion | *2.5%* |
| Net Sales Between $2.5 Billion and $4.0 Billion | *2.0%* |
| Net Sales Over $4.0 Billion | *1.0%* |
| *Genentech Product Made and Sold Ex-U.S.* | |
| Net Sales | *3.0%* |

1. As part of a settlement with Novartis, which commercializes Lucentis outside US, PDL agreed to pay to Novartis certain amounts based on net sales of Lucentis made by Novartis during calendar year 2011 and beyond. The amounts to be paid are less than we receive in royalties on such sales and we do not currently expect such amount to materially impact our total annual revenues in 2013.

PDL BioPharma

# Ex-US Manufacturing & Sales

- Roche is moving some manufacturing ex-US which may result in higher royalties to PDL due to the flat 3% royalty for Genentech Products made and sold ex-US
  - Current production at Penzburg (Herceptin) and Basel (Avastin) plants

## Ex-US Made/Ex-US Sold


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
36%
34%
52%
47%
37%
51%
70%
84%
82%
2011 - Q2
2011 - Q3
2011 - Q4
2012 - Q1
2012 - Q2
2012 - Q3
2012 - Q4
2013 - Q1
2013 - Q2
Avastin
Linear (Avastin)


70%
60%
50%
40%
30%
20%
10%
0%
42%
59%
37%
51%
59%
53%
51%
58%
51%
2011 - Q2
2011 - Q3
2011 - Q4
2012 - Q1
2012 - Q2
2012 - Q3
2012 - Q4
2013 - Q1
2013 - Q2
Herceptin
Linear (Herceptin)

As reported to PDL by its licensee. Dates in above charts reflect when PDL receives royalties on sales. Sales occurred in the quarter prior to the dates in the above charts.

PDL BioPharma



# Royalty Products – Approved



# Royalty Products - Avastin

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla

✓ On April 11, 2013, Genentech/Roche reported that 1Q13 worldwide sales increased by 11%.

✓ On December 12, 2012 and January 24, 2013, Genentech/Roche announced EU and US approval, respectively for second line metastatic colorectal cancer.

PDL BioPharma

# Royalty Products - Herceptin

- Avastin
- **Herceptin**
- Lucentis
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla

✓ On April 11, 2013, Genentech/Roche reported that 1Q13 worldwide sales increased by 11%.

# Royalty Products - Lucentis

- Avastin
- Herceptin
- **Lucentis**
- Xolair
- Tysabri
- Actemra
- Perjeta
- Kadcyla

✓ On April 11, 2013, Genentech/Roche reported that 1Q13 US sales increased by 1%.
✓ On April 24, 2013, Novartis reported that 1Q13 ex-US sales increased by 7%.

PDL BioPharma

# Royalty Products - Xolair

- Avastin
- Herceptin
- Lucentis
- **Xolair**
- Tysabri
- Actemra
- Perjeta
- Kadcyla

✓ On April 11, 2013, Genentech/Roche reported that 1Q13 US sales increased by 12%.

✓ On April 24, 2013, Novartis reported that 1Q13 ex-US sales increased by 29%.

# Royalty Products - Tysabri

- Avastin
- Herceptin
- Lucentis
- Xolair
- **Tysabri**
- Actemra
- Perjeta
- Kadcyla

✓ On April 25, 2013, Biogen Idec reported that 1Q13 worldwide sales increased by 9%.

PDL BioPharma

# Royalty Products - Actemra

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- **Actemra**
- Perjeta
- Kadcyla

✓ On April 11, 2013, Genentech/Roche reported that 1Q13 worldwide sales increased by 13% on a constant exchange basis.

✓ On April 30, 2013, Genentech/Roche announced that FDA had approved its use for the treatment of a rare, debilitating condition in children.

PDL BioPharma

# Royalty Products - Perjeta

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra
- **Perjeta**
- Kadcyla

✓ On April 11, 2013, Genentech/Roche reported 1Q13 sales of CHF 50 million.

✓ Genentech/Roche announced EMA approval in March 2013 and expect to file in 2Q13 for approval in US in neo-adjuvant setting for HER2+ breast cancer.

# Royalty Products - Kadcyla

Avastin

Herceptin

Lucentis

Xolair

Tysabri

Actemra

Perjeta

**Kadcyla**

- ✓ On February 22, 2013, Genentech/Roche announced that FDA approval for second line treatment of HER2+ metastatic breast cancer and first line treatment for patients who relapse within 6 months following adjuvant therapy.

PDL BioPharma



# Potential Royalty Products



# Potential Royalty Products – Obinutuzumab

**Ocrelizumab**
Multiple Sclerosis

**Obinutuzumab**
Chronic Lymphocytic Leukemia

- ✓ On May 15, 2013, Genentech/Roche filed for approval in US and EU for treatment of chronic lymphocytic leukemia.
- ✓ FDA designated it as a breakthrough therapy for this indication.

**Solanezumab**
Alzheimer's Disease

**Daclizumab**
Multiple Sclerosis

# Potential Royalty Products – Solanezumab

**Ocrelizumab**
Multiple Sclerosis

**Obinutuzumab**
Chronic Lymphocytic Leukemia

**Solanezumab**
Alzheimer's Disease

**Daclizumab**
Multiple Sclerosis

- On August 24, 2012, Lilly announced that both of its Phase 3 trials did not meet the primary endpoints of cognitive and functional benefit.
  - A pre-specified secondary subgroup analysis of the pooled data from both trials showed that solanezumab slowed the cognitive decline in patients with mild disease but not patients with moderate disease.
- On December 12, 2012, Lilly said that it will commence an additional Phase 3 trial in patients with mild Alzheimer's Disease by no later than 3Q2013.
- On January 18, 2013, the NIH's National Institute of Aging (NIA) announced that it and other federal agencies will fund a three year trial investigating the use of solanezumab in 1,000 patients with abnormal amyloid protein buildup but who are at the pre-symptomatic stage of Alzheimer's Disease.
  - NIA selected solanezumab after considering a number of anti-amyloid treatments.
- If solanezumab were to receive marketing authorization, PDL would receive a patent royalty of 3% through the expiration of Queen et al. patents in addition to a 12.5 year know-how royalty of 2% from date of first sale.



# Financials



# First Quarter 2013 Overview

| *(In thousands, except per share amounts)* | Three Months Ended March 31, 2013 | 2012 |
|---|---|---|
| Revenues | $ 91,847 | $ 77,344 |
| G&A expenses | 7,186 | 6,945 |
| Operating income | 84,661 | 70,399 |
| Interest and other income, net | 3,838 | 90 |
| Interest expense | (6,000) | (8,700) |
| Income before income taxes | 82,499 | 61,789 |
| Income tax expense | 29,028 | 21,605 |
| Net income | $ 53,471 | $ 40,184 |
| | | |
| Net income per share - Basic | $ 0.38 | $ 0.29 |
| Net income per share - Diluted | $ 0.36 | $ 0.29 |

| | March 31, 2013 | December 31, 2012 |
|---|---|---|
| Cash, cash equivalents and investments | $ 187,213 | $ 148,689 |
| Total notes receivable | $ 90,184 | $ 93,208 |
| Total assets | $ 312,810 | $ 279,966 |
| Convertible notes payable | $ 312,613 | $ 309,952 |
| Total stockholders' deficit | $ (93,671) | $ (68,122) |

PDL BioPharma



# Debt



# Current and Long-Term Liabilities

| Convertible Notes | Conversion Rate per $1,000 Principal Amount | Approximate Conversion Price Per Common Share | Effective Date | Principal Balance Outstanding |
|---|---|---|---|---|
| May 2015 Notes 3.75% | 154.4189 | $6.48 | June 3, 2013 | $155,250,000 |
| Series 2012 Notes 2.875% | 176.389 | $5.67 | June 3, 2013 | $179,000,000 |
| February 2015 Notes 2.875% | 176.389 | $5.67 | June 6, 2013 | $1,000,000 |

- In May 2015 Notes, bond hedge effectively increases conversion price to $7.62
- In 2011 and 2012, we restructured two convertible notes to "net-share" settle and eliminated 44 million dilutive shares
- Closing price of PDL shares exceeded 130% of conversion price for Series 2012 Notes in 2Q13 and they are convertible at request of note holder during 3Q13
  - Convertibility does not carry over in 4Q13 and is re-calculated in 3Q13

PDL BioPharma



# Legal Matters



# Pending Dispute with Genentech and Roche

- **In August 2010, Genentech sent a fax on behalf of Roche and Novartis asserting its products do not infringe PDL's supplementary protection certificates (SPCs)**
  - Products include Avastin, Herceptin, Lucentis and Xolair
  - SPCs are patent extensions in Europe that are issued on a country-by-country and product-by-product basis

- **PDL Response**
  - Genentech's assertions are without merit
  - PDL disagrees with Genentech's assertions of non-infringement
  - Genentech had waived its rights to challenge our patents, including SPCs in its 2003 Settlement Agreement with PDL

- **2003 Settlement Agreement**
  - Resolved intellectual property disputes between the two companies at that time
  - Limits Genentech's ability to challenge infringement of PDL's patent rights, including SPCs, and waives Genentech's right to challenge or assist others in challenging the validity of our patent rights

# Nevada Lawsuit Against Genentech/Roche

- **PDL filed a lawsuit against Genentech and Roche in Nevada state court**
  - Lawsuit states that fax constitutes a breach of 2003 Settlement Agreement because Genentech assisted Roche in challenging PDL's patents and SPCs
  - Complaint seeks compensatory damages, including liquidated damages and other monetary remedies set forth in the 2003 Settlement Agreement, punitive damages and attorney's fees
- **In November 2010, Genentech and Roche filed two motions to dismiss**
  - They contend that 2003 Settlement Agreement applies only to PDL's U.S. patents
  - They asserted that the Nevada court lacks personal jurisdiction over Roche
- **On July 11, 2011, court denied Genentech and Roche's motion to dismiss four of PDL's five claims for relief and denied Roche's separate motion to dismiss for lack of personal jurisdiction**
  - The court dismissed one of PDL's claims that Genentech committed a bad-faith breach of the covenant of good faith and fair dealing
  - Subsequent to the ruling, Roche has waived its defense that the Nevada court lacks personal jurisdiction for the purposes of this lawsuit
- **The court ruling allows PDL to continue to pursue its claims that**
  - Genentech is obligated to pay royalties to PDL on international sales of the Genentech Products
  - Genentech, by challenging, at the behest of Roche and Novartis, whether PDL's SPCs cover the Genentech Products breached its contractual obligations to PDL under the 2003 settlement agreement
  - Genentech breached the implied covenant of good faith and fair dealing with respect to the 2003 settlement agreement
  - Roche intentionally and knowingly interfered with PDL's contractual relationship with Genentech in conscious disregard of PDL's rights
- **Proceedings have been suspended pending an appeal by Genentech and Roche to the Nevada Supreme Court on a discovery issue**
  - Suspension of discovery may delay current trial date of October 2013
  - If Nevada Supreme Court decides to hear Genentech and Roche appeal, then trial could be delayed up to 18 months

# Genentech Arbitration

- **PDL Performed an Audit of Genentech's Royalty Payments**
  - In 2009, PDL retained KPMG LLP (KPMG) to conduct an independent inspection and analysis of the books and records of Genentech and its sublicensees for the three year period covering January 1, 2007 to December 31, 2009, a right granted to PDL under PDL's Patent License Master Agreement and License Agreements with Genentech.
  - KPMG reported to PDL that, due to limitations on its inspection imposed by Genentech, it was unable to assess the completeness or accuracy of Genentech's reporting of royalties. KPMG concluded that, based on the limited information it was able to review, Genentech appears to have underpaid PDL in an amount that, if substantiated, PDL believes would be material.
  - Genentech has informed PDL that it disagrees with KPMG's conclusions and that it believes that it has correctly calculated royalties due.
- **PDL Filed an Arbitration on June 7, 2013**
  - In the arbitration, PDL: (i) requests a declaration of the parties' rights and obligations with respect to reporting and payment of royalties under the license agreements; (ii) alleges that Genentech has breached the license agreements due to its obstruction of KPMG's inspection and underpayment of royalties; and (iii) alleges that Genentech breached the implied covenant of good faith and fair dealing by depriving PDL of the benefits of the license agreements through its obstruction of the inspection, which we further assert concealed the nature and extent of its underpayment.



# Optimizing Stockholder Return



# Business Strategy

- **PDL is paid royalties by licensees of its Queen et al patents**
  - Last of Queen et al patents expire in December 2014
  - PDL will continue to be paid royalties thereafter on product made before patent expiration and sold after patent expiration
  - At some point thereafter, obligation of PDL's current licensees to pay royalties will cease
  - PDL shareholders have expressed interest in identifying additional revenue generating assets

- **Obtain new income generating assets**
  - Invest in new assets to be able to continue to pay dividends
  - Company continues as long as it can generate satisfactory return

- **If unable to acquire income generating assets on attractive terms**
  - Repay debt
  - Use all excess cash to pay dividends and/or buy shares to enhance shareholder return
  - Wind-up company in 2016 timeframe



# Income Generating Assets



# Overview

| Partner | Products Generating Revenues | Transaction | Time Horizon |
|---|---|---|---|
| AxoGen | Avance<br>AXOGUARD<br>AXOGUARD | $20.8 million Revenue Rights Purchase | 2020 – Can require AxoGen to repurchase in 2016 |
| MERUS LABS | Enablex<br>(darifenacin)<br>VANCOCIN | $35 million Senior Secured Credit Facility (plus $20 million letter of credit) | 2015 |
| Wellstat Diagnostics, LLC |  | $40 million Senior Secured Credit Facility | 2015-2021 |
| AVINGER | OCELOT | Up to $40 million Hybrid Debt/Royalty Financing | 2013-2018 |

PDL BioPharma

# Deals

- **Merus Labs International**
  - In July 2012, PDL entered into a credit agreement with Merus Labs International under which PDL made available up to $55 million to Merus secured by, among other things, its approved drug for overactive bladder
- **AxoGen**
  - In early October 2012, PDL provided $20.8 million to AxoGen in return for royalties on certain AxoGen products for peripheral nerve repair
- **Wellstat Diagnostics**
  - In November 2012, PDL provided $40 million to Wellstat Diagnostics in return for interest and royalties on Wellstat's small point of care diagnostics system that utilizes a disposable cartridge, requires no user interaction, relies on standard blood collection techniques and can achieve sensitivity comparable to, or better than, central testing laboratories
- **Avinger**
  - In April 2013, PDL provided financing to Avinger of up to $40 million, $20 million immediately and up to $20 million more upon completion of certain revenue milestones in return for interest on the principal and a low single-digit royalty on Avinger's revenues from product sales through April 2018
  - Avinger is commercializing a new technology to open totally occluded arteries in the legs and is developing a new technology to remove plaque from the arteries affected by peripheral artery disease



# Conclusion



# Investment Highlights

- **Strong historic revenue growth from approved products**
- **Potential for additional indications from existing products and new product approvals**
- **Four income generating deals with potential for additional deals**
- **No R&D burn**
- **Liquidity – volume averages 1.8 million shares/day**
- **Return to stockholders**
  - Since 2009, paid special or regular dividends totaling $5.02
  - In 2013, paid a regular, quarterly dividend of $0.15/share on March 12 and June 12, and will pay regular, quarterly dividends of $0.15/share on September 12 and December 12

PDL BioPharma